UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

STR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-34529 (Commission File Number)	27-1023344 (I.R.S. Employer Identification No.)

18 Craftsman Road, East Windsor, Connecticut (Address of Principal Executive Offices)	06088 (Zip Code)

(860) 763-7014

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On November 13, 2014, STR Holdings, Inc. (the “Company”) announced its financial results for the third quarter ended September 30, 2014. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Press Release”).

The information contained in this Item 2.02, including the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01              Other Events.

The Press Release referenced in Item 2.02 above contains certain information updating the Company’s stockholders on the status of the proposed transaction with Zhenfa Energy Group Co. Ltd. and its affiliates (“Zhenfa”), which information is incorporated herein by reference and deemed filed herewith.

Additional Information and Where You Can Find It

In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant materials.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ZHEN FA NEW ENERGY (U.S.) CO., LTD., ZHENFA ENERGY GROUP CO., LTD., AND THE TRANSACTION.  The proxy statement and certain other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of documents filed with the SEC by contacting STR’s Investor Relations at (860) 763-7014, x7437, or by accessing the Company’s investor relations website at www.strsolar.com.  Investors are urged to read the proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the transaction.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the proposed transaction with Zhenfa. Information about the executive officers and directors of the Company and the number of shares of the Company’s common stock beneficially owned by such persons is set forth in the proxy statement regarding the transaction with Zhenfa filed with the SEC on October 8, 2014. Furthermore, investors may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the transaction by reading the proxy statement regarding the transaction with Zhenfa filed with the SEC on October 8, 2014.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release entitled “STR Holdings, Inc. Reports Third Quarter 2014 Results” issued by the Company on November 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2014	STR Holdings, Inc.

	By:	/s/ Alan N. Forman
Alan N. Forman Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release entitled “STR Holdings, Inc. Reports Third Quarter 2014 Results” issued by the Company on November 13, 2014.